UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 4, 2005, Public Company Management Corporation (the "Registrant") issued a press release announcing the publishing of five new white papers that address pertinent and salient issues for owners of growing businesses. These white papers, each available at www.PubCoWhitePapers.com, cover a range of pressing topics from the Sarbanes-Oxley Act (SOX) to the financial benefits of incorporating a business. The latest releases represent PUBC's continuing efforts to educate small businesses, both foreign and domestic, about the process and benefits of accessing public equity markets.

PUBC provides consulting and compliance services for small public and soon-to-be-public companies that trade on the OTCBB, similar to the services provided for Fortune 500 companies by businesses like The Corporate Executive Board Company (NASDAQ: EXBD) and Navigant Consulting, Inc. (NYSE: NCI)

The press release announcing this event  is filed herewith as exhibit 99.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99	Press Release

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

May 4, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer